THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT (A) UNDER COVER OF A REGISTRATION STATEMENT UNDER SUCH ACT AND QUALIFICATION UNDER APPLICBLE STATE SECURITIES LAWS WHICH ARE EFFECTIVE AND CURRENT WITH RESPECT TO THIS WARRANT OR SUCH SHARES OF COMMON STOCK, AS THE CASE MAY BE, OR (B) PURSUANT TO THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO PERMA-FIX ENVIRONMENTAL SERVICES, INC. TO THE EFFECT THAT REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER APPLICABLE FEDERAL OR STATE SECUIRITES LAWS.
Warrant No. PPA0101	15,750 Shares

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

WARRANT TO PURCHASE COMMON STOCK

VOID AFTER 5:00 P.M., EASTERN STANDARD TIME

ON

JULY 30, 2006

          PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company"), hereby grants to Kennerman Associates and its permissible successors and assigns (the "Warrant Holder" or "Holder"), for value received, the right to purchase from the Company at any time commencing after the date upon which notice is received by the Holder that the shareholder of the Company have approved the exercise of the Warrants at the Per Share Exercise Price (the "Notice Date") until 5:30 p.m., Eastern Standard Time on July 30, 2006, up to an aggregate of fifteen thousand seven hundred fifty (15,750) shares of the Company's common stock, par value $.001 per share (the "Common Stock") at an exercise price equal to $1.75 per share (the "Per Share Exercise Price"), subject to adjustment as provided below. This warrant and all warrants of like tenor which may be issued by the Company in exchange or substitution for, or upon the transfer or partial exercise of, this warrant are collectively referred to as the "Warrant." The shares of Common Stock issued upon the exercise of the Warrant are collectively referred to as the "Shares" or "Warrant Shares."

1.     Background. On July 30, 2001, the Company completed a private placement (the "Offering") of a minimum of 1.5 million and a maximum of 4.4 million units ("Units"), each Unit consisting of one share of Common Stock, and one warrant to purchase on share of Common Stock as described in the Confidential Private Placement Memorandum, dated April 6, 2001, as amended by Amendment No. 1 to the Confidential Private Placement Memorandum dated June 15, 2001 (the "Offering Memorandum"). The initial Holder of the Warrant acted as a placement agent and assisted the Company in the placement of a portion of the Units. Pursuant to the terms of the Offering, the Company has granted this Warrant to the initial Holder as partial consideration for the Holder's services to the Company as placement agent.

2.     Exercise of Warrant. This Warrant may be exercised at any time commencing after the Notice Date and ending on July 30, 2006, at 5:00 p.m., Eastern Standard Time (the "Expiration Date"), subject to paragraph 8 below. Upon presentation and surrender of this Warrant, with the Election to Purchase or Assign form (the "Purchase Form") duly executed and completed, at the principal office of the Company at 1940 Northwest 67th Place, Gainesville, Florida 32653-1649, together with cash or a cashier's or certified check payable to the Company in the amount of the Per Share Exercise Price, as may be adjusted as prescribed in paragraph 16 of the Agreement, multiplied by the number of Warrant Shares being purchased (the "Aggregate Exercise Price"), either the Company, or the Company's transfer agent, as the case may be, will deliver to the Warrant Holder hereof, shares of Common Stock which, in the aggregate, represent the number of Warrant Shares being purchased. All or less than all of the Warrants may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will deliver to the Warrant Holder a new Warrant or Warrants of like tenor and dated the date hereof entitling said Warrant Holder to purchase the number of Warrant Shares represented by this Warrant which have not been exercised or surrendered.

3.     Exchange and Transfer. This Warrant, at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other Warrants of like tenor registered in the name of the same Warrant Holder, for another Warrant of like tenor in the name of such Warrant Holder exercisable for the aggregate number of Warrant Shares represented by the Warrant(s) surrendered.

4.     Rights and Obligations of Holder of this Warrant. The Holder of this Warrant will not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that if any Warrant representing shares of Common Stock or other securities is issued to the Holder hereof upon exercise of some or all of the Warrants evidenced by this Warrant, such Holder will, for all purposes, be deemed to have become the Holder of record of such Common Stock on the date on which this Warrant, together with a duly executed Purchase Form, was surrendered and payment of the Aggregate Exercise Price was made pursuant to the terms hereof, irrespective of the date of delivery of such share Warrant. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by acceptance hereof, consents and agrees to be bound by, and to comply with, all of the provisions of this Warrant, including, without limitation, all of the obligations imposed upon the Warrant Holder contained in this Warrant. In addition, the Warrant Holder of this Warrant, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant is registered on the books of the Company as the absolute, true and lawful owner for all purposes whatsoever, and the Company will not be affected by any notice to the contrary.

5.     Issuance of Shares. As soon as practicable after full or partial exercise of this Warrant, the Company, at its expense, including, without limitation, any tax which may be payable in respect of the issuance thereof, will cause to be issued in the name of, and delivered to, the Holder of this Warrant, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which that Holder will be entitled upon such exercise. If the total Warrant Shares to be issued upon the exercise of this Warrant would result in the issuance of a fractional share of Common Stock, the Company will not be required to issue a fractional share, but rather the resulting fractional interest will be adjusted by payment in an amount, in cash, equal to the current market value of such fractional interest. The Warrant and the certificates representing the Warrant Shares will be executed on behalf of the Company by the manual or facsimile signature of the then Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company. All such certificates for Warrant Shares will bear a restrictive legend substantially in the form of the legend set forth in paragraph 6 of this Warrant.

6.     Restriction on Transfer of Warrants or Warrant Shares. By acceptance of this Agreement, the Holder represents and warrants that this Warrant is being acquired, and all Warrant Shares to be purchased upon the exercise of this Warrant will be acquired, by the Holder solely for the account of the Holder and not with a view to the fractionalization and distribution thereof. The Holder, by acceptance of this Warrant, agrees that (a) no public distribution of Warrants or Warrant Shares will be made in violation of the provisions of the Act and the Rules and Regulations promulgated thereunder and (b) during such period as delivery of a prospectus with respect to Warrants or Warrant Shares may be required by the Act, no public distribution of Warrants or Warrant Shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state securities laws. The Holder and each permitted transferee of the Holder further agrees that if any transfer or other distribution of any of the Warrants or Warrant Shares is proposed to be made by them other than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action will be taken only after receipt by the Company of an opinion of its counsel, or an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer or other distribution will not be in violation of the Act or applicable state law. As a condition to the transfer of the Warrants, any transferee of the Warrants must deliver to the Company a written agreement to accept and be bound by all of the terms and conditions contained in this Warrant. Any Warrant Shares issued upon exercise of this Warrant will bear substantially the following legend:

                    These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under applicable state securities laws, and are restricted securities within the meaning of the Act. Such securities may not be sold or transferred, except pursuant to a registration statement under such Act and qualification under applicable state securities laws which are effective and current with respect to such securities or pursuant to an opinion of counsel reasonably satisfactory to the issuer of such securities that registration and qualification are not required under applicable federal or state securities laws or an exemption is available therefrom.

7.     Warrant Holder Not Shareholder. This Warrant will not be deemed to confer upon the Holder any right to vote the Warrant Shares or to consent to, or receive notice as a shareholder of the Company as such, because of this Warrant, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder.

8.     Taxes.  The Company will pay all taxes attributable to the initial issuance of Warrant Shares upon exercise of this Warrant.  The Company will not, however, be required to pay any tax which may be payable in respect to any transfer involved in any issue of Warrants or in the issue of any Warrants of Warrant Shares in the name other than that of the Holder upon the exercise of any Warrant, as the case may be.

9.    Mutilated or Missing Warrants. If any Warrant is mutilated, lost, stolen or destroyed, the Company may, on such terms as to indemnity or otherwise as they it in its discretion impose (which will, in the case of a mutilated Warrant, include the surrender thereof), and upon receipt of evidence satisfactory to the Company of such mutilation, loss, theft or destruction, issue a substitute Warrant, respectively, of like denomination or tenor as the Warrant so mutilated, lost, stolen or destroyed. Applicants for substitute Warrants will comply with such other reasonable regulations and pay any reasonable charges as the Company may prescribe.

10.   Subsequent Issue of Warrants. Subsequent to their original issuance, no Warrants will be reissued except (a) such Warrants issued upon transfer thereof in accordance with paragraph 6 hereof, (b) such Warrants issued upon any combination, split-up or exchange of Warrants pursuant to paragraph 13 hereof, (c) such Warrants issued in replacement of mutilated, destroyed, lost or stolen Warrants pursuant to paragraph 9 hereof, (d) Warrants issued upon the partial exercise of Warrants pursuant to paragraph 2 hereof, and (e) Warrants issued to reflect any adjustment or change in the Exercise Price or the number or kind of shares purchasable thereunder pursuant to paragraph 13 hereof.

11.  Reservation of Shares. For the purpose of enabling the Company to satisfy all obligations to issue Warrant Shares upon exercise of this Warrant, the Company will at all times reserve and keep available free from preemptive rights, out of the aggregate of its authorized but unissued shares, the full number of Shares which may be issued upon the exercise of this Warrant. The Company covenants all shares which will be so issuable upon exercise of this Warrant, will upon issue be fully paid and nonassessable by the Company and free from all taxes, liens, charges and security interests with respect to the issue thereof.

12.  Registration Rights.

       12.1  Registration. The Company hereby agrees to use reasonable efforts to file a Form S-3
                Registration Statement or such other suitable registration statement acceptable to the
                Company (the "Registration Statement") with the Securities and Exchange Commission
                ("SEC") within 150 days following the completion of the Offering to register the
                Common Stock issuable upon exercise of this Warrant (the "Registrable Securities")
                under the Act, and the Company will use reasonable efforts to cause such registration to become effective within 90 days following the filing of the Registration Statement with the SEC and to remain effective for six months after the effective date of the
                Registration Statement; provided that the Company will not file any such Registration
                Statement within 60 days following the last Closing. The Company will in connection therewith use reasonable efforts to also register and qualify the Registrable Securities under the Blue Sky laws of such jurisdictions as the Company reasonably determines are necessary. The obligation of the Company under this paragraph 12.1 will be limited to one registration statement. The Company will pay the expenses described in paragraph 12.2 for the Registration Statement filed pursuant to this paragraph 12.1, except for underwriting discounts and commissions and legal fees of the Holder, which shall be borne by such Holder.

        12.2  Registration Procedures. To effect the registration of Registrable Securities under the Act pursuant to the provisions of paragraph 12.1 of this Agreement, the Company will:

                 12.2.1.  Prepare and file with the SEC the Registration Statement with respect to the
                              Registrable Securities within 150 days following the completion of the Offering, and use reasonable efforts to cause such registration statement to become effective within 90 days following its filing (but not less than 60 days after the completion of the Offering) and cause the same to remain effective for six months following its effective date;

                12.2.2.  Prepare and file with the SEC such amendments to the Registration Statement and supplements to the prospectus contained therein and post-effective amendments thereto as may be necessary to keep the Registration Statement effective for a period of six months;

                12.2.3.  Furnish to the Holder participating in such registration such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as may reasonably requested by such Holder;

                12.2.4.  Use reasonable efforts to register or qualify the securities covered by the
                             Registration Statement under such state securities or Blue Sky laws of such jurisdictions as the Company may reasonably determine as necessary within
                             30 days following the original filing of the Registration Statement, except that the Company will not for any purpose be required to execute a general consent as to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified to do business; provided that the
                             Company will execute a Form U-2 Consent to Service of Process where required by the Blue Sky laws of a particular state;

                12.2.5  Notify the Holder promptly when the Registration Statement has become effective or when supplements thereto are filed;

               12.2.6.  Notify the Holder promptly of any material requests by the SEC related to the
                            Registration Statement's effectiveness;

               12.2.7.  Prepare and file with the SEC, promptly upon the request of any Holder, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for such Holder (and concurred in by counsel for the
                            Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such Holder; and

              12.2.8.  Advise such Holder, promptly after it will receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     12.3  Expenses.

              12.3.1.  With respect to the registration pursuant to paragraph 12.1 hereof, all fees, costs and expenses of and incidental to such registration and public offering (as specified in paragraph 12.3.2 below) in connection therewith will be borne by the Company, provided, however, that any Holder participating in such registration will bear their pro rata share of the underwriting discount and commissions, if any, and transfer taxes.

              12.3.2.  The fees, costs and expenses of registration to be borne by the Company as provided in paragraph 12.3.1 are the following: all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified (except as provided in 12.3.1 above).
                           Fees and disbursements of counsel and accountants for the selling Holder and any other expenses incurred by the selling Holder not expressly included above will be borne by the selling Holder.

     12.4.  Indemnification.

              12.4.1.  The Company will indemnify and hold harmless each Holder of Registrable
                           Securities which are included in the Registration Statement pursuant to the provisions of paragraph 12.1 hereof, its directors and officers, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such
                           Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the
                           Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

              12.4.2.  Each Holder of Registrable Securities included in a registration pursuant to the provisions of paragraph 12.1 hereof will indemnify and hold harmless the
                           Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such
                           Holder specifically for use in the preparation thereof.

              12.4.3.  Promptly after receipt by an indemnified party of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph 12.4.1 or 12.4.2, as the case may be, promptly notify the indemnifying party of the commencement thereof;
                           but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder.
                           In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof;
                           or, if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified parties, as a whole, have the right to select one separate counsel to participate in the defense of such action on behalf of such indemnified parties. After notice from the indemnifying parties to such indemnified party of their election so to assume the defense thereof, the indemnifying parties will not be liable to such indemnified parties pursuant to the provisions of said paragraph 12.4.1 or
                           12.4.2 for any legal or other expense subsequently incurred by such indemnified parties in connection with the defense thereof other than reasonable costs of investigation, unless (a) the indemnified parties will have employed counsel in accordance with the provisions of the preceding sentence, (b) the indemnifying parties will not have employed counsel to represent the indemnified parties within a reasonable time after the notice of the commencement of the action or
                           (c) the indemnifying party has authorized, in writing, the employment of counsel for the indemnified party at the expense of the indemnifying parties.

         12.5.     Form S-3. The Company represents and Warrants that the Company is, as of the effective date of this Agreement, eligible to use Form S-3 to register its securities for sale in a secondary offering of the Company's securities for the account of selling shareholders; provided any shareholder offering the Company's securities under a
                      Form S-3 registration statement must satisfy applicable prospectus delivery requirements and other requirements of the Act.

13.     Adjustments of Number and Kind of Shares Purchasable and Exercise Price.  The number and kind of securities or other property purchasable upon exercise of a Warrant will be subject to adjustment from time to time upon the occurrence, after the date hereof, of any of the following events.

         13.1     Distributions; Dividends; Subdivisions; Combinations. If the Company (a) pays a dividend in, or makes a distribution of, shares of capital stock on its outstanding
                     Common Stock; (b) subdivide its outstanding shares of Common Stock into a greater number of shares; or (c) combines its outstanding shares of Common Stock into a smaller number of shares, then the total number of shares of Common Stock purchasable upon the exercise of each Warrant outstanding immediately prior to such event will be adjusted so that the Holder of any Warrant will be entitled, upon proper exercise of the Warrants, to receive at the same aggregate Exercise Price the number of shares of capital stock (of one or more classes) which the Holder would have owned or have been entitled to receive immediately following the happening of any of the events described above had such Warrant been exercised in full immediately prior to the record date with respect to such event. Any adjustment made pursuant to this paragraph 12.1 will, in the case of a stock dividend or distribution, become effective as of the applicable record date and, in the case of a subdivision or combination, be made as of the effective date of the event. If, as a result of an adjustment made pursuant to this paragraph, the Holder of any Warrant becomes entitled, upon proper exercise of the Warrants, to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company
                     (whose determination will be conclusive and will be evidenced by a Board resolution) will determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

         13.2.    Consolidation; Merger. If the Company consolidates with, or merges into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which will have acquired such assets, as the case may be, will execute and deliver to the Holder a supplemental warrant agreement providing that the Holder will, with respect to each Warrant then outstanding and held by the
                     Holder, have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, solely the kind and amount of shares of stock and other securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the
                     Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement will provide for adjustments which will be as nearly equivalent as may be practicable to the adjustments provided in this paragraph. The provision of this paragraph will similarly apply to successive consolidations, mergers, sales or transfers.

        13.3.     Reorganization; Reclassification. If any capital reorganization or a reclassification of the Common Stock (except as provided in paragraphs 12.1 and 12.2 above), will be effected, then, as a condition of such reorganization or reclassification, lawful and adequate provision will be made whereby the Holder, upon exercise of Warrants, will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified herein and in the Warrants and, in substitution for the Common Stock to which the Holder would have become entitled upon exercise immediately prior to such reorganization or reclassification, the shares
                     (of any class or classes) or other securities or property of the Company (or cash)
                     that the Holder would have been entitled to receive at the same aggregate Exercise
                     Price upon such reorganization or reclassification if the Warrants had been exercised immediately prior to the record date with respect to such event; and in any such case,

                        appropriate provision (as determined by the Board of Directors of the Company, whose determination will be conclusive and will be evidenced by a certified Board resolution filed with the Warrant Agent) will be made for the application of this paragraph with respect to the rights and interests thereafter of the Holder (including but not limited to the allocation of the Exercise Price between or among shares of classes of capital stock), to the end that this paragraph (including the adjustments of the number of shares of Common Stock or other securities purchasable and the Exercise Price of the Warrants) will thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Warrants for any shares or securities or other property (or cash) thereafter deliverable upon the exercise of the Warrants.

           13.4.     Certification of Adjustment. Whenever the number of shares of Common Stock or other securities purchasable upon exercise of a Warrant is adjusted as provided in this paragraph, the Company will provide the Holder a Warrant signed by the
                       Chairman of the Board or the President or a Vice President of the Company setting forth the number and kind of securities or other property purchasable upon exercise of a Warrant, as so adjusted, stating that such adjustments in the number or kind of shares or other securities or property conform to the requirements of this paragraph, and setting forth a brief statement of the facts accounting for such adjustments.

          13.5.     Change of Warrant. Irrespective of any adjustments in the number or kind of shares issuable upon exercise of this Warrant, the Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated
                       in the similar Warrants initially issuable pursuant to this Warrant.

         13.6.     Certification. The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board of Directors of the Company or the Executive Committee
                      of the Board, to make any computation required under this paragraph, and a
                      Warrant signed by such firm will, in the absence of fraud or gross negligence, be conclusive evidence of the correctness of any computation made under this paragraph.

         13.7.     "Common Stock". For the purpose of this paragraph, the term "Common Stock" will mean (a) the Common Stock or (b) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If, at any time as a result of an adjustment made pursuant to this paragraph, the Holder of any
                      Warrant thereafter surrendered for exercise will become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this paragraph, and all other provisions of this Warrant, with respect to the Common Stock, will apply on like terms to any such other shares.

        13.8.     Reduction of Exercise Price. The Company may, from time to time and to the extent permitted by law, reduce the exercise price of the Warrant by any amount for a period of not less than 20 days. If the Company so reduces the exercise price of the Warrant, it will give not less than 15 days notice of such decrease, which notice may be in the form of a press release, and will take such other steps as may be required under applicable law in connection with any offers or sales of securities at the reduced price.

        13.9.     No Adjustment of Exercise Price in Certain Cases. No adjustment of the exercise price will be made if the amount of the adjustment is less than two cents per Warrant Share, provided, however, that in such case any adjustment that would otherwise be required then to be made will be carried forward and will be made at the time of, and together with, the next subsequent adjustment which, together with any adjustment so carried forward, will amount to at least two cents per Warrant Share.

14.     Reduction of Exercise Price Below Par Value. Before taking any action that would cause an adjustment pursuant to paragraph 10 of this Warrant reducing the portion of the exercise price required to purchase one share of capital stock below the then par value (if any) of a share of such capital stock, the Company will use its best efforts to take any corporate action which, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such capital stock.

15.     No Fractional Warrants. The Company will not be required to issue fractions of Warrants upon the reissue of Warrants or any adjustments as described in paragraph 14, or otherwise; but the Company in lieu of issuing any such fractional interest, will adjust the fractional interest by payment to the Registered Holder an amount, in cash, equal to the current market value of any such fraction or interest.

16.     Agreement of Holder. Every Holder by accepting the same consents and agrees with the Company, and with every other holder of a Warrant, respectively, that (a) the Warrant is transferable on the registry books of the Company only upon the terms and conditions set forth in this Warrant; and (b) the Company may deem and treat the person in whose name the Warrant is registered as the absolute owner of the Warrant (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company) for all purposes whatsoever, and the Company will not be affected by any notice to the contrary.

17.     Holder's Representations and Warranties. The Holder hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

        17.1.    Investment Intent. The Holder is acquiring the Warrant, and will acquire the Warrant
                    Shares, for the Holder's own account as principal, and not as nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Warrant or the Warrant Shares. Further, the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to this Warrant or the Warrant Shares.

       17.2.     Authority. The Holder has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

       17.3.     Investment Representations. The Holder acknowledges the Holder's understanding that the issuance of the Warrant and the Warrant Shares is intended to be exempt from registration under the Act by virtue of Section 4(2) and/or the provisions of
                    Regulation D promulgated thereunder. In furtherance thereof, the Holder represents and warrants to, and agrees with, the Company and its affiliates as follows:

                    (a)     The Holder realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Holder has in mind merely acquiring this
                    Warrant or the Warrant Shares for a fixed or determinable period in the future.  The Holder does not have any such intention.

                    (b)     The Holder has the financial ability to bear the economic risk of the Holder's investment, has adequate means for providing for current needs and personal contingencies and has no need for liquidity with respect to an investment in the Company.

                    (c)     The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Warrants and the
                    Warrant Shares. If other than an individual, the Holder also represents it has not been organized as a trust for the purpose of acquiring the Warrants or the Warrant Shares.

18.     Notices.  All notices, requests, consents, and other communications hereunder will be in writing and will be deemed to have been duly made and sent when delivered or mailed by registered or certified mail, return-receipt requested:

                If to the Company:                       Perma-Fix Environmental Services, Inc.
                                                                    1940 Northwest 67th Place
                                                                    Gainesville, Florida 32653
                                                                    Attention: Dr. Louis F. Centofanti

               With a copy to:                             Irwin H. Steinhorn, Esq.
                                                                    Conner & Winters, A Professional Corporation
                                                                    One Leadership Square
                                                                    211 N. Robinson, Suite 1700
                                                                    Oklahoma City, Oklahoma 73102

               If to the Holder:                            Kennerman Associates
                                                                    480 Broadway, Suite 310
                                                                    Saratoga Springs, NY 12866
                                                                    Attention: Christopher Grosso

21.     Governing Law. This Warrant and all rights and obligations hereunder will be deemed to be made under, and governed by, the laws of the State of Delaware without giving effect to such State's conflict of laws provisions. The Holder hereby irrevocably consents to the venue and jurisdiction of the federal courts located in Wilmington, Delaware.

22.     Successors and Assigns. This Warrant will be binding upon and will inure to the benefit of the parties hereto and their respective successors and assigns.

23.     Headings. The descriptive headings of the paragraphs of this Warrant have been inserted for reference only and will not be a part of this Warrant.

24.     Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of the Holder in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, provided that such supplements or amendments do not substantially alter the rights and obligations of the Holder.

25.     Termination. This Agreement will terminate at the close of business on the Expiration Date or such earlier date upon which this Warrant has been exercised in its entirety; provided, however, that if exercise of the Warrants is suspended pursuant to the terms of this Warrant and such suspension continues past the Expiration Date, this Agreement will terminate at the close of business on the business day immediately following the expiration of such suspension.

26.     Benefits of this Agreement. Nothing in this Agreement will be construed to give any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement; but this Agreement will be for the sole and exclusive benefit of the Company and the Holder.

27.     Counterparts. This Agreement may be executed in any number of counterparts, each of such counterparts will for all purposes be deemed to be an original and all such counterparts will together constitute but one and the same instrument.

28.     Integration. As of the date hereof, this Agreement contains the entire and only agreement, understanding, representation, condition, warranty or covenant between the parties hereto with respect to the matters herein, supersedes any and all other agreements between the parties hereto relating to such matters, and may be modified or amended only by a written agreement signed by both parties hereto.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, manually or by one of its officers thereunto duly authorized.

Dated as of July 30, 2001.

                                                           PERMA-FIX ENVIRONMENTAL SERVICES, INC., a
                                                           Delaware corporation

                                                            By:
                                                                  Dr. Louis F. Centofanti,
                                                                  President and Chief Executive Officer

                                                            (the "Company")

                                                            Kennerman Associates, a Pennsylvania Partnership

                                                            By:
                                                                 Christopher Grosso, ______________________

                                                            (the "Holder")

FORM OF ELECTION TO PURCHASE OR ASSIGN

Election to Purchase

           The undersigned hereby irrevocably elects to exercise the right, represented by the foregoing Warrant, to receive _____________ shares of the Common Stock. In payment of such shares, the undersigned herewith:

_____   tenders payment for such shares to the order of Perma-Fix Environmental Services, Inc.
             in the amount of $________________ in accordance with the terms of the Warrant
             Agreement.

Dated: _______________                                       Signature __________________________

                                                                                Address ___________________________

Assignment

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________ the foregoing Warrants and all rights evidenced thereby, and does irrevocably constitute and appoint _________________, attorney, to transfer said Warrants on the books of Perma-Fix Environmental Services, Inc.

 Dated: _______________                                      Signature __________________________

                                                                                Address ____________________________

Partial Assignment

           FOR VALUE RECEIVED, the undersigned hereby assigns and transfers _________________ Warrants and all rights evidenced under such part of the foregoing Warrants unto _____________________________________ and does irrevocably constitute and appoint __________________, attorney, to transfer said Warrants on the books of Perma-Fix Environmental Services, Inc.

Dated: _______________                                        Signature __________________________

                                                                                 Address ____________________________